UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2010 (June 3, 2010)

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in its Charter)

ALBERTA, CANADA	001-32714	98-0570897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

The information set forth in Item 5.07 of this Current Report is incorporated by reference herein and so disclosed in this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2010, Gastar Exploration Ltd. (the “Company”) held its 2010 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). As of April 14, 2010, the record date for the Annual Meeting, 50,407,642 shares were issued and outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the shareholders and the final voting results for each such matter are set forth below.

Proposal 1 – Fixing the Number of Directors at Six (6)

The Company’s shareholders voted to fix the number of members of the Board of Directors (“Board”) at six (6) members. The voting results were as follows:

Votes For	Votes Against	Withheld (1)

42,979,949	328,912	865,697

(1)	“Withheld” votes represent the number of absenteeism and broker non-votes.

Proposal 2 – Election of Directors to the Board

The Company’s shareholders voted to elect the following persons as directors to serve for terms of one year until the next annual meeting and until their successors have been elected and qualified. The voting results were as follows:

Nominee	Votes For	Withheld (1)

J. Russell Porter	24,848,399	404,592

Randolph C. Coley	25,111,527	141,464

Robert D. Penner	22,902,773	2,350,218

Floyd R. Price	25,102,345	150,646

John R. Rooney	24,959,839	293,152

John M. Selser	25,065,344	187,647

(1)	“Withheld” votes represent the number of absenteeism and broker non-votes.

Proposal 3 – Ratification of Amended Bylaws

The Company’s shareholders voted to approve a proposal to ratify, by ordinary resolution, an amendment to the bylaws to require (i) that the positions of chief executive officer and chairman of the Board be held by different individuals and (ii) to prohibit any one person from holding both positions concurrently. The foregoing description of the amended bylaws is qualified in its entirety by reference to the full text of such amended bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

The voting results were as follows:

Votes For	Votes Against	Withheld (1)

43,178,348	893,576	102,629

(1)	“Withheld” votes represent the number of absenteeism and broker non-votes.

Proposal 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s shareholders voted to approve a proposal to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The voting results were as follows:

Votes For	Votes Against	Withheld (1)

43,884,486	220,097	69,979

(1)	“Withheld” votes represent the number of absenteeism and broker non-votes.

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2010.

SECTION 7 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following is a list of exhibits filed or furnished as part of this Current Report.

Exhibit No.	Description of Document
3.1	Amended Bylaws of Gastar Exploration Ltd., dated as of June 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: June 4, 2010	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
3.1	Amended Bylaws of Gastar Exploration Ltd., dated as of June 3, 2010.